                                                                     EXHIBIT 2.2


                             FORM EXCHANGE AGREEMENT

                                      AMONG

                           ACME COMMUNICATIONS, INC.,

                                ON THE ONE HAND,

                                       AND

        THE PARTIES LISTED AS "EXCHANGERS" ON THE SIGNATURE PAGES HEREOF,

                               ON THE OTHER HAND.

                                      AS OF

                               SEPTEMBER __, 1999

                             FORM EXCHANGE AGREEMENT

                This EXCHANGE AGREEMENT (this "AGREEMENT") is made and entered into as of September __, 1999 by and among ACME COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), on the one hand, and the parties listed as "Exchangers" on the signature pages hereof (each an "EXCHANGER"), on the other hand.

                                   BACKGROUND

                A. Subject to the terms and conditions of this Agreement, Exchanger desires to contribute all of its [membership units] [debentures] to Company; and

                B. Subject to the terms and conditions of this Agreement, the Company desires to acquire such [units] [debentures].

                                    AGREEMENT

                NOW, THEREFORE, in consideration of the above recitals and promises made in this Agreement, the parties hereby agree as follows:

                 1. BASIC TERMS OF EXCHANGE OF EQUITY SECURITIES

1.1 EXCHANGE. Subject to the satisfaction of all the terms and conditions of this Agreement, on the Closing Date, each Exchanger will receive the number of shares of the Company's common stock listed in "Column 2" of
        SCHEDULE 1, with any appropriate adjustments as described in Section II of the Plan of Reorganization, in exchange for conveying, assigning, transferring and delivering all of its [membership units] [debentures] (the "EXCHANGE SECURITIES") to the Company, which will acquire and accept from each Exchanger all of the Exchange Securities (the "EXCHANGE"). No fractional shares of the Company's common stock will be issued in connection with the Exchange. Instead, any Exchanger entitled to a fractional share of the Company's common stock will be entitled to receive a cash payment representing the value of such fraction, which will be calculated by multiplying such fraction by the initial price that a share of the Company's common stock is offered to the public.

1.2 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") will be held at the offices of O'Melveny & Myers LLP, 610 Newport Center Drive, Newport Beach, California 92660, or such other place as determined by the Company, on the date on which all conditions set forth in Section 5 of this Agreement have been satisfied (or waived by the party to be satisfied) and at a time to be mutually agreed upon by the parties, or on such other date and at such other time and place as the parties may mutually agree upon, including by way of facsimile; provided that such date will be no later than October 31, 1999. The date on which the Closing actually occurs is referred to herein as the "CLOSING DATE."

                2. REPRESENTATIONS AND WARRANTIES OF EXCHANGERS

                Each Exchanger hereby represents and warrants severally, and not jointly, to the Company, as follows (provided that any representation or warranty the subject matter of which relates to a Exchanger is made by the Exchanger as to itself only and not as to the other Exchangers):

2.1 ORGANIZATION AND GOOD STANDING. Such Exchanger is a corporation, limited partnership or limited liability company, as applicable, is duly incorporated or organized, as applicable, is validly existing and in good standing under the laws of the state of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business as now conducted.

2.2 AUTHORIZATION. All corporate, partnership or limited liability company action has been taken on the part of such Exchanger, necessary for the authorization, execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of such Exchanger, enforceable against such Exchanger in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights. Such Exchanger has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

2.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and any related agreements by such Exchanger do not and will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of, any act or event or otherwise under
        (a) the charter documents or bylaws of such Exchanger, (b) any law (other than federal or state securities laws, as to which such Exchanger makes no representation or warranty) to which such Exchanger is subject, except to the extent that the effect thereof would not have a material adverse effect on such Exchanger, or (c) any contract to which such Exchanger is a party that is material to the financial condition, results of operations or conduct of the business of such Exchanger, except to the extent that the effect thereof would not have a material adverse effect on such Exchanger or the transactions contemplated hereby.

2.4 EXCHANGE SECURITIES. Such Exchanger is the owner of the respective Exchange Securities free and clear of any Encumbrance. The Company will take such Exchanger's Exchange Securities free and clear of any Encumbrance. The Exchange Securities of such Exchanger consist solely of those contemplated hereby or contemplated in the Agreement and Plan of Reorganization dated as of September __, 1999 by and among the Company, such Exchanger and the parties listed on the signature pages thereto (the "PLAN OF REORGANIZATION"). "ENCUMBRANCE" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

2.5 GOVERNMENTAL AND THIRD PARTY CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any federal or state governmental agency or authority or any other person or entity required on the part of Exchanger in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained by Exchanger, other than as may be required under federal or state securities laws, as to compliance with any of which Exchanger makes no representation or warranty.

2.6 [SHAREHOLDER] [MEMBER] AGREEMENTS. There are no agreements or arrangements between Exchanger and any of the Exchangers' [shareholders] [members], or to the best of such Exchanger's knowledge, between or among any of such Exchanger's [shareholders] [members], that in any way affect any [shareholder's] [member's] ability or right freely to alienate or vote such [shares] [membership units].

                3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                The Company hereby represents and warrants to each Exchanger as follows:

3.1 ORGANIZATION AND RELATED MATTERS. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has all necessary power and authority to carry on its business as now being conducted. The Company has the necessary power and authority to execute, deliver and perform this Agreement.

3.2 AUTHORIZATION. All corporate action has been taken on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement. When executed and delivered by the Company, this Agreement will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' or security holders' rights.

3.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and any related agreements by the Company will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of, any act or event or otherwise under (a) the Certificate of Incorporation or bylaws of the Company, (b) any law to which the Company is subject, except to the extent that the effect thereof would not have a material adverse effect on the Company (and except any violation that could occur before a final order is received from the Federal Communications Commission with respect to the approval of both the Company's short-form application on Form 316 and long-form application on Form 315), or (c) any contract to which the Company is a party that is material to the financial condition, results of operations or conduct of the business of Company, except to the extent that the effect thereof would not have a material adverse effect on the Company.

3.4 GOVERNMENTAL AND THIRD PARTY CONSENTS. Except for final orders from the Federal Communications Commission with respect to the approval of both the Company's short-form application on Form 316 and long-form application on Form 315, all consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any federal or state governmental agency or authority or any other person or entity required on the part of Company in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained by Company.

                        4. COVENANTS BEFORE CLOSING DATE

                During the period beginning on the date hereof and ending on the Closing Date:

4.1 GOVERNMENTAL AND THIRD PARTY CONSENTS. Each Exchanger will use its reasonable best efforts to obtain (and will immediately prepare all registrations, filing and applications, requests and notices preliminary to obtaining) all consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any federal or state governmental agency or authority or any other person or entity required on the part of Exchanger in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein; provided, however, that the Exchanger will not be responsible for compliance with federal or state securities laws with regard to the issuance of the shares of the Company's hereunder so long as the representation and warranty made by such Exchanger in the Plan of Reorganization is true and correct.

4.2 PROHIBITED ACTIONS. Except as required or permitted by this Agreement, each Exchanger, without the written consent of the Company, will not:

        4.2.1 Amend its Certificate of [Incorporation] [Formation] or [Bylaws] [Limited Liability Company Operating Agreement], except with respect to amendments that would not impair the rights of the Company under this Agreement or such Exchanger's ability to perform this Agreement;

        4.2.2 Effect any transaction involving transfer of control of the Exchange Securities including, but not limited to, any conversion of any convertible securities; or

        4.2.3 Create, incur, assume or permit to exist any lien on or with respect to the Exchange Securities of each Exchanger, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any lien with respect to the Exchange Securities under the Uniform Commercial Code of any State or under any similar recording or notice statute.

                            5. CONDITIONS TO CLOSING

5.1 GENERAL CONDITIONS. The obligations of the parties to effect the Closing will be subject to the following conditions:

        5.1.1 No Orders; Legal Proceedings. No judgment, order, injunction, decree, ruling, assessment or writ will have been entered, issued, promulgated or enforced by any federal or state government agency or authority or court, nor will any action, suit, arbitration or other legal proceeding have been instituted and remain pending, at what otherwise would be the Closing Date that prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement.

        5.1.2 Consents, Waivers, etc. Except for final orders from the Federal Communications Commission with respect to the approval of each of the Company's pending short-form application on Form 316 and long-form application on Form 315, all consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any federal or state governmental agency or authority or any other person or entity required on the part of each Exchanger or the Company, as the case may be, in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein, on or before the Closing Date.

        5.1.3 Registration Statement. The registration statement for the initial public offering (the "IPO") of shares of the Company's common stock will have become effective and the Company will have entered into a firm commitment underwriting agreement with respect thereto.

5.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions at or before the Closing:

        5.2.1 Representations and Warranties True at Closing. The representations and warranties of Exchanger contained in Section 2 hereof will be true and correct when made and will be true and correct on and as of the Closing Date.

        5.2.2 Performance. Each Exchanger will have performed and satisfied all agreements and conditions contained herein required to be performed or satisfied by it on or before the Closing Date.

        5.2.3 Liquidation. Each Exchanger that is a Blocker Corporation (as that term is defined in the Plan of Reorganization) will liquidate and will distribute its assets to its respective shareholders as part of the reorganization under Section 368(a)(1)(C) that is contemplated in the Plan of Reorganization and of which this Agreement is a part.

5.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF EXCHANGER. The obligations of each Exchanger under this Agreement are subject to the fulfillment of each of the following conditions at or before the Closing:

        5.3.1 Representations and Warranties True at Closing. The representations and warranties of the Company contained in Section 3 hereof will be true and correct when made and will be true and correct on and as of the Closing Date.

        Performance. The Company will have performed and satisfied all agreements and conditions contained herein required to be performed or satisfied by it on or before the Closing Date.

                          6. MISCELLANEOUS PROVISIONS

6.1 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by either party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

6.2 ATTORNEYS' FEES AND COSTS. If any legal action, arbitration or other proceeding is brought to enforce or interpret this Agreement or matters relating to it, the substantially prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action, arbitration or proceeding from the other party, in addition to any other relief to which such prevailing party is entitled.

6.3 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof will be declared invalid or unenforceable, the remaining provisions will remain in full force and effect and will be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

6.4 HEADINGS; REFERENCES; EXHIBITS. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Agreement, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Agreement are incorporated herein. Except where otherwise indicated, all references in this Agreement to Sections refer to Sections of this Agreement.

6.5 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be deemed an original, and when executed, separately or together, all of such counterparts will constitute a single original instrument, effective in the same manner as if all parties hereto had executed one and the same instrument.

6.6 AMENDMENTS; MODIFICATIONS. Any provision of this Agreement may be amended or modified upon the written consent of each of the parties to this Agreement.

6.7 INTERPRETATION. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

6.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

6.9 JURISDICTION AND VENUE. The parties consent to the jurisdiction of all federal and state courts in Delaware. Non-exclusive venue will lie exclusively in Wilmington County, Delaware.

6.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, but not limited to, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

6.11 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.12 SURVIVAL. The representations, warranties and agreements in this Agreement will survive the execution of this Agreement without regard to any investigation made by any party. All statements as to factual matters contained in any certificates, exhibits or other instruments delivered by or on behalf of any party pursuant to the terms hereof or in connection with the transactions contemplated hereby will be deemed, for all purposes, to constitute representations and warranties by such party under the terms of this Agreement given as of the date of such certificate or instrument.

6.13 ADDITIONAL DOCUMENTS AND ACTS. Each party will execute and deliver such additional documents and instruments, and perform such additional acts, as are commercially reasonable and necessary to carry out and perform its obligations in this Agreement.

6.14 EXPENSES. Except with respect to the obligations set forth in Section ERROR! REFERENCE SOURCE NOT FOUND., the Company will be responsible for, and will promptly pay, all costs and expenses incurred in connection with the transactions contemplated under this Agreement.

6.15 TERMINATION. This Agreement will terminate and be of no further force and effect on the earliest of (i) withdrawal of the registration statement relating to the IPO, (ii) the termination of the underwriting agreement relating to the IPO, or (iii) October 31, 1999.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement with the intent and agreement that the same will be effective as of the date first above written.

                                    THE COMPANY

                                    ACME COMMUNICATIONS, INC.

                                    By: ______________________________________
                                            Name:  Thomas D. Allen
                                            Title:  Chief Financial Officer

                                            Notice Address:
                                            2101 E. Fourth Street
                                            Suite 202
                                            Santa Ana, California 92705
                                            Fax:   (714) 245-9494
                                            Attn:  Tom Allen

                                    EXCHANGER

                                    Alta Communications VI, L.P.

                                    By: Alta Communications VI
                                           Management Partners, L.P.,
                                           its general partner

                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: General Partner

                                            Notice Address:
                                            1 Post Office Square, Suite 3800
                                            Boston, Massachusetts 02109
                                            Fax:   (617) 482-1944
                                            Attn:  Brian McNeill

                                    EXCHANGER

                                    Alta-Comm S by S, LLC

                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: Member

                                            Notice Address:
                                            1 Post Office Square, Suite 3800
                                            Boston, Massachusetts 02109
                                            Fax:   (617) 482-1944
                                            Attn:  Brian McNeill

                                    EXCHANGER

                                    Alta Subordinated Debt Partners III, L.P.

                                    By:  Alta Subordinated Debt Management III,
                                         L.P., its general partner

                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: General Partner

                                            Notice Address:
                                            1 Post Office Square, Suite 3800
                                            Boston, Massachusetts 02109
                                            Fax:   (617) 482-1944
                                            Attn:  Brian McNeill

                                    EXCHANGER

                                    ALTA ACME, INC.

                                    By: ______________________________
                                    Name: Brian McNeill
                                    Title: General Partner

                                            Notice Address:
                                            1 Post Office Square, Suite 3800
                                            Boston, Massachusetts 02109
                                            Fax:   (617) 482-1944
                                            Attn:  Brian McNeill

                                    EXCHANGER

                                    CEA Capital Partners USA, L.P.

                                    By: CEA Management Corp.,
                                           its authorized representative

                                    By: ______________________________
                                    Name: James J. Collis
                                    Title: Executive Vice President

                                            Notice Address:
                                            17 State Street
                                            35th Floor
                                            New York, New York  10004
                                            Fax:   (212) 425-1420
                                            Attn:  James J. Collis

                                    EXCHANGER

                                    CEA Capital Partners USA CI L.P.,
                                    a Cayman Islands limited partnership

                                    By: CEA Management Corp.,
                                           its authorized representative

                                    By: ______________________________
                                    Name: James J. Collis
                                    Title: Executive Vice President

                                            Notice Address:
                                            17 State Street
                                            35th Floor
                                            New York, New York  10004
                                            Fax:   (212) 425-1420
                                            Attn:  James J. Collis

                                    EXCHANGER

                                    CEA ACME, INC.

                                    By: ______________________________
                                    Name:

                                    Title:

                                            Notice Address:
                                            17 State Street
                                            35th Floor
                                            New York, New York  10004
                                            Fax:   (212) 425-1420
                                            Attn:  James J. Collis

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,230,824                                       22,214             1,253,038
Alta Subordinated Debt Partners III, L.P.          419,613                                        7,573               427,186
Alta-Comm S by S, LLC                               28,016                                          505                28,521
BancBoston Ventures, Inc.                          177,384                                    1,545,251             1,722,635
American High-Income Trust                                                153,990               128,222               282,212
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                64,113               141,114
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,282,842                                       23,152             1,305,994
CEA Capital Partners USA, CI, L.P.                 395,611                                        7,140               402,751
TCW Shared Opportunity Fund II, L.P.                                       77,956               438,077               516,033
Continental Casualty Company                                              219,435               704,262               923,697
The Lincoln National Life Insurance Company                               115,489                96,162               211,651
Post Total Return Fund, L.P.                                               11,556                 9,622                21,178
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    837,102                233,868                22,495             1,093,465
Peregrine Holdings, Inc.                                                                        788,033               788,033
Michael V. Roberts                                                                              523,471               523,471
Steven C. Roberts                                                                               523,471               523,471
Thomas J. Embrescia                                                                             134,903               134,903


                                 SCHEDULE 1 - 1

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
1994 Embrescia Family Trust F/B/O                                                                72,805                72,805
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                72,805                72,805
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                72,805                72,805
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     53,533                53,533
Larry S. Blum Living Trust                                                                       21,413                21,413
Jamie Kellner                                                                                   365,631               365,631
Doug Gealy                                                                                      258,395               258,395
Thomas D. Allen                                                                                 255,642               255,642
ACME Capital Partners                                                                           214,129               214,129
The Canyon Value Realization Fund                                          25,989                21,635                47,624
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund, L.P.                                            8,654                 7,211                15,865
(Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,371,392                923,938             6,454,670            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 1 - 2

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,222,287                                       22,154             1,244,441
Alta Subordinated Debt Partners III, L.P.          416,703                                        7,552               424,255
Alta-Comm S by S, LLC                               27,822                                          504                28,326
BancBoston Ventures, Inc.                          176,140                                    1,534,323             1,710,463
American High-Income Trust                                                153,990               127,332               281,322
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                63,669               140,670
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,273,945                                       23,089             1,297,034
CEA Capital Partners USA, CI, L.P.                 392,867                                        7,121               399,988
TCW Shared Opportunity Fund II, L.P.                                       77,956               435,071               513,027
Continental Casualty Company                                              219,435               699,375               918,810
The Lincoln National Life Insurance Company                               115,489                95,495               210,984
Post Total Return Fund, L.P.                                               11,556                 9,555                21,111
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    831,470                233,868                22,441             1,087,779
Peregrine Holdings, Inc.                                                                        782,315               782,315
Michael V. Roberts                                                                              520,018               520,018
Steven C. Roberts                                                                               520,018               520,018


                                 SCHEDULE 1 - 3

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $15.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             134,078               134,078
1994 Embrescia Family Trust F/B/O                                                                72,359                72,359
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                72,359                72,359
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                72,359                72,359
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     53,205                53,205
Larry S. Blum Living Trust                                                                       21,282                21,282
Jamie Kellner                                                                                   392,550               392,550
Doug Gealy                                                                                      278,580               278,580
Thomas D. Allen                                                                                 275,826               275,826
ACME Capital Partners                                                                           213,552               213,552
The Canyon Value Realization Fund                                          25,989                21,485                47,474
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 7,161                15,815
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,341,234                923,938             6,484,828            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 1 - 4

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,213,027                                       22,072             1,235,099
Alta Subordinated Debt Partners III, L.P.          413,546                                        7,524               421,070
Alta-Comm S by S, LLC                               27,611                                          502                28,113
BancBoston Ventures, Inc.                          174,793                                    1,522,510             1,697,303
American High-Income Trust                                                153,990               126,367               280,357
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                63,186               140,187
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,264,293                                       23,003             1,287,296
CEA Capital Partners USA, CI, L.P.                 389,891                                        7,095               396,986
TCW Shared Opportunity Fund II, L.P.                                       77,956               431,805               509,761
Continental Casualty Company                                              219,435               694,075               913,510
The Lincoln National Life Insurance Company                               115,489                94,771               210,260
Post Total Return Fund, L.P.                                               11,556                 9,483                21,039
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    825,328                233,868                22,363             1,081,559
Peregrine Holdings, Inc.                                                                        776,160               776,160
Michael V. Roberts                                                                              516,239               516,239
Steven C. Roberts                                                                               516,239               516,239


                                 SCHEDULE 1 - 5

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             133,161               133,161
- ------------------------------------------------------------------------------------------------------------------------------------
1994 Embrescia Family Trust F/B/O                                                                71,865                71,865
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
- ------------------------------------------------------------------------------------------------------------------------------------
1994 Embrescia Family Trust F/B/O                                                                71,865                71,865
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
- ------------------------------------------------------------------------------------------------------------------------------------
1994 Embrescia Family Trust F/B/O                                                                71,865                71,865
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
- ------------------------------------------------------------------------------------------------------------------------------------
Jonathan Pinch & Linda Pinch                                                                     52,842                52,842
- ------------------------------------------------------------------------------------------------------------------------------------
Larry S. Blum Living Trust                                                                       21,136                21,136
- ------------------------------------------------------------------------------------------------------------------------------------
Jamie Kellner                                                                                   421,857               421,857
- ------------------------------------------------------------------------------------------------------------------------------------
Doug Gealy                                                                                      300,577               300,577
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas D. Allen                                                                                 297,826               297,826
- ------------------------------------------------------------------------------------------------------------------------------------
ACME Capital Partners                                                                           212,756               212,756
- ------------------------------------------------------------------------------------------------------------------------------------
The Canyon Value Realization Fund                                          25,989                21,322                47,311
(Cayman) Ltd.
(Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
The Value Realization Fund,                                                 8,654                 7,107                15,761
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,308,489                923,938             6,517,573            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 1 - 6

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,203,572                                       21,978             1,225,550
Alta Subordinated Debt Partners III, L.P.          410,323                                        7,492               417,815
Alta-Comm S by S, LLC                               27,396                                          500                27,896
BancBoston Ventures, Inc.                          173,419                                    1,510,469             1,683,888
American High-Income Trust                                                153,990               125,382               279,372
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                62,693               139,694
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,254,439                                       22,906             1,277,345
CEA Capital Partners USA, CI, L.P.                 386,852                                        7,064               393,916
TCW Shared Opportunity Fund II, L.P.                                       77,956               428,466               506,422
Continental Casualty Company                                              219,435               688,663               908,098
The Lincoln National Life Insurance Company                               115,489                94,032               209,521
Post Total Return Fund, L.P.                                               11,556                 9,409                20,965
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    819,040                233,868                22,274             1,075,182
Peregrine Holdings, Inc.                                                                        769,900               769,900
Michael V. Roberts                                                                              512,364               512,364
Steven C. Roberts                                                                               512,364               512,364


                                 SCHEDULE 1 - 7

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $16.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             132,215               132,215
1994 Embrescia Family Trust F/B/O                                                                71,354                71,354
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                71,354                71,354
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                71,354                71,354
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     52,466                52,466
Larry S. Blum Living Trust                                                                       20,986                20,986
Jamie Kellner                                                                                   451,838               451,838
Doug Gealy                                                                                      323,091               323,091
Thomas D. Allen                                                                                 320,345               320,345
ACME Capital Partners                                                                           211,855               211,855
The Canyon Value Realization Fund                                          25,989                21,156                47,145
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 7,051                15,705
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,275,041                923,938             6,551,021            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 1 - 8

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,194,674                                       21,890             1,216,564
Alta Subordinated Debt Partners III, L.P.          407,289                                        7,462               414,751
Alta-Comm S by S, LLC                               27,193                                          498                27,691
BancBoston Ventures, Inc.                          172,126                                    1,499,136             1,671,262
American High-Income Trust                                                153,990               124,455               278,445
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                62,230               139,231
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,245,165                                       22,814             1,267,979
CEA Capital Partners USA, CI, L.P.                 383,992                                        7,036               391,028
TCW Shared Opportunity Fund II, L.P.                                       77,956               425,324               503,280
Continental Casualty Company                                              219,435               683,570               903,005
The Lincoln National Life Insurance Company                               115,489                93,337               208,826
Post Total Return Fund, L.P.                                               11,556                 9,340                20,896
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    813,122                233,868                22,190             1,069,180
Peregrine Holdings, Inc.                                                                        764,009               764,009
Michael V. Roberts                                                                              508,717               508,717
Steven C. Roberts                                                                               508,717               508,717


                                 SCHEDULE 1 - 9

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             131,325               131,325
1994 Embrescia Family Trust F/B/O                                                                70,874                70,874
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                70,874                70,874
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                70,874                70,874
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     52,113                52,113
Larry S. Blum Living Trust                                                                       20,845                20,845
Jamie Kellner                                                                                   480,052               480,052
Doug Gealy                                                                                      344,278               344,278
Thomas D. Allen                                                                                 341,536               341,536
ACME Capital Partners                                                                           211,007               211,007
The Canyon Value Realization Fund                                          25,989                20,999                46,988
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,999                15,653
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,243,561                923,938             6,582,501            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 10

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,186,284                                       21,807             1,208,091
Alta Subordinated Debt Partners III, L.P.          404,429                                        7,434               411,863
Alta-Comm S by S, LLC                               27,002                                          496                27,498
BancBoston Ventures, Inc.                          170,906                                    1,488,451             1,659,357
American High-Income Trust                                                153,990               123,580               277,570
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                61,793               138,794
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,236,420                                       22,727             1,259,147
CEA Capital Partners USA, CI, L.P.                 381,295                                        7,010               388,305
TCW Shared Opportunity Fund II, L.P.                                       77,956               422,362               500,318
Continental Casualty Company                                              219,435               678,768               898,203
The Lincoln National Life Insurance Company                               115,489                92,681               208,170
Post Total Return Fund, L.P.                                               11,556                 9,274                20,830
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    807,542                233,868                22,110             1,063,520
Peregrine Holdings, Inc.                                                                        758,454               758,454
Michael V. Roberts                                                                              505,278               505,278
Steven C. Roberts                                                                               505,278               505,278


                                SCHEDULE 1 - 11

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $17.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             130,486               130,486
1994 Embrescia Family Trust F/B/O                                                                70,421                70,421
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                70,421                70,421
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                70,421                70,421
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,780                51,780
Larry S. Blum Living Trust                                                                       20,712                20,712
Jamie Kellner                                                                                   506,656               506,656
Doug Gealy                                                                                      364,256               364,256
Thomas D. Allen                                                                                 361,519               361,519
ACME Capital Partners                                                                           210,207               210,207
The Canyon Value Realization Fund                                          25,989                20,852                46,841
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,950                15,604
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,213,878                923,938             6,612,184            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 12

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,178,361                                       21,728             1,200,089
Alta Subordinated Debt Partners III, L.P.          401,727                                        7,408               409,135
Alta-Comm S by S, LLC                               26,822                                          494                27,316
BancBoston Ventures, Inc.                          169,755                                    1,478,360             1,648,115
American High-Income Trust                                                153,990               122,755               276,745
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                61,380               138,381
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,228,162                                       22,646             1,250,808
CEA Capital Partners USA, CI, L.P.                 378,749                                        6,984               385,733
TCW Shared Opportunity Fund II, L.P.                                       77,956               419,564               497,520
Continental Casualty Company                                              219,435               674,233               893,668
The Lincoln National Life Insurance Company                               115,489                92,062               207,551
Post Total Return Fund, L.P.                                               11,556                 9,212                20,768
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    802,273                233,868                22,036             1,058,177
Peregrine Holdings, Inc.                                                                        753,208               753,208
Michael V. Roberts                                                                              502,030               502,030
Steven C. Roberts                                                                               502,030               502,030


                                SCHEDULE 1 - 13

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             129,693               129,693
1994 Embrescia Family Trust F/B/O                                                                69,993                69,993
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,993                69,993
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,993                69,993
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,465                51,465
Larry S. Blum Living Trust                                                                       20,586                20,586
Jamie Kellner                                                                                   531,780               531,780
Doug Gealy                                                                                      383,123               383,123
Thomas D. Allen                                                                                 380,390               380,390
ACME Capital Partners                                                                           209,451               209,451
The Canyon Value Realization Fund                                          25,989                20,712                46,701
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,904                15,558
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,185,849                923,938             6,640,213            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 14

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,170,865                                       21,654             1,192,519
Alta Subordinated Debt Partners III, L.P.          399,172                                        7,383               406,555
Alta-Comm S by S, LLC                               26,651                                          492                27,143
BancBoston Ventures, Inc.                          168,666                                    1,468,814             1,637,480
American High-Income Trust                                                153,990               121,974               275,964
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                60,989               137,990
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,220,350                                       22,569             1,242,919
CEA Capital Partners USA, CI, L.P.                 376,339                                        6,960               383,299
TCW Shared Opportunity Fund II, L.P.                                       77,956               416,917               494,873
Continental Casualty Company                                              219,435               669,943               889,378
The Lincoln National Life Insurance Company                               115,489                91,476               206,965
Post Total Return Fund, L.P.                                               11,556                 9,153                20,709
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    797,288                233,868                21,965             1,053,121
Peregrine Holdings, Inc.                                                                        748,245               748,245
Michael V. Roberts                                                                              498,958               498,958
Steven C. Roberts                                                                               498,958               498,958


                                SCHEDULE 1 - 15

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $18.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             128,943               128,943
1994 Embrescia Family Trust F/B/O                                                                69,588                69,588
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,588                69,588
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,588                69,588
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     51,167                51,167
Larry S. Blum Living Trust                                                                       20,467                20,467
Jamie Kellner                                                                                   555,549               555,549
Doug Gealy                                                                                      400,971               400,971
Thomas D. Allen                                                                                 398,242               398,242
ACME Capital Partners                                                                           208,737               208,737
The Canyon Value Realization Fund                                          25,989                20,581                46,570
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,860                15,514
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,159,331                923,938             6,666,731            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 16

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,163,764                                       21,584             1,185,348
Alta Subordinated Debt Partners III, L.P.          396,751                                        7,358               404,109
Alta-Comm S by S, LLC                               26,490                                          491                26,981
BancBoston Ventures, Inc.                          167,634                                    1,459,770             1,627,404
American High-Income Trust                                                153,990               121,234               275,224
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                60,619               137,620
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,212,949                                       22,495             1,235,444
CEA Capital Partners USA, CI, L.P.                 374,057                                        6,938               380,995
TCW Shared Opportunity Fund II, L.P.                                       77,956               414,410               492,366
Continental Casualty Company                                              219,435               665,878               885,313
The Lincoln National Life Insurance Company                               115,489                90,921               206,410
Post Total Return Fund, L.P.                                               11,556                 9,098                20,654
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    792,565                233,868                21,898             1,048,331
Peregrine Holdings, Inc.                                                                        743,544               743,544
Michael V. Roberts                                                                              496,047               496,047
Steven C. Roberts                                                                               496,047               496,047


                                SCHEDULE 1 - 17

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             128,232               128,232
1994 Embrescia Family Trust F/B/O                                                                69,205                69,205
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,205                69,205
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                69,205                69,205
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,886                50,886
Larry S. Blum Living Trust                                                                       20,354                20,354
Jamie Kellner                                                                                   578,065               578,065
Doug Gealy                                                                                      417,880               417,880
Thomas D. Allen                                                                                 415,154               415,154
ACME Capital Partners                                                                           208,060               208,060
The Canyon Value Realization Fund                                          25,989                20,456                46,445
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,818                15,472
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,134,210                923,938             6,691,852            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 18

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,157,027                                       21,517             1,178,544
Alta Subordinated Debt Partners III, L.P.          394,454                                        7,336               401,790
Alta-Comm S by S, LLC                               26,336                                          489                26,825
BancBoston Ventures, Inc.                          166,655                                    1,451,190             1,617,845
American High-Income Trust                                                153,990               120,532               274,522
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                60,268               137,269
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,205,927                                       22,426             1,228,353
CEA Capital Partners USA, CI, L.P.                 371,892                                        6,916               378,808
TCW Shared Opportunity Fund II, L.P.                                       77,956               412,032               489,988
Continental Casualty Company                                              219,435               662,022               881,457
The Lincoln National Life Insurance Company                               115,489                90,395               205,884
Post Total Return Fund, L.P.                                               11,556                 9,045                20,601
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    788,085                233,868                21,834             1,043,787
Peregrine Holdings, Inc.                                                                        739,084               739,084
Michael V. Roberts                                                                              493,286               493,286
Steven C. Roberts                                                                               493,286               493,286


                                SCHEDULE 1 - 19

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $19.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             127,558               127,558
1994 Embrescia Family Trust F/B/O                                                                68,841                68,841
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,841                68,841
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,841                68,841
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,618                50,618
Larry S. Blum Living Trust                                                                       20,247                20,247
Jamie Kellner                                                                                   599,427               599,427
Doug Gealy                                                                                      433,922               433,922
Thomas D. Allen                                                                                 431,199               431,199
ACME Capital Partners                                                                           207,418               207,418
The Canyon Value Realization Fund                                          25,989                20,337                46,326
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,779                15,433
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,110,376                923,938             6,715,686            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 20

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,150,628                                       21,454             1,172,082
Alta Subordinated Debt Partners III, L.P.          392,273                                        7,314               399,587
Alta-Comm S by S, LLC                               26,191                                          488                26,679
BancBoston Ventures, Inc.                          165,725                                    1,443,040             1,608,765
American High-Income Trust                                                153,990               119,865               273,855
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                59,935               136,936
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,199,257                                       22,360             1,221,617
CEA Capital Partners USA, CI, L.P.                 369,835                                        6,896               376,731
TCW Shared Opportunity Fund II, L.P.                                       77,956               409,772               487,728
Continental Casualty Company                                              219,435               658,359               877,794
The Lincoln National Life Insurance Company                               115,489                89,895               205,384
Post Total Return Fund, L.P.                                               11,556                 8,995                20,551
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    783,828                233,868                21,774             1,039,470
Peregrine Holdings, Inc.                                                                        734,846               734,846
Michael V. Roberts                                                                              490,663               490,663
Steven C. Roberts                                                                               490,663               490,663


                                SCHEDULE 1 - 21

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             126,918               126,918
1994 Embrescia Family Trust F/B/O                                                                68,495                68,495
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,495                68,495
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,495                68,495
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,364                50,364
Larry S. Blum Living Trust                                                                       20,145                20,145
Jamie Kellner                                                                                   619,719               619,719
Doug Gealy                                                                                      449,160               449,160
Thomas D. Allen                                                                                 446,441               446,441
ACME Capital Partners                                                                           206,808               206,808
The Canyon Value Realization Fund                                          25,989                20,225                46,214
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,741                15,395
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,087,737                923,938             6,738,325            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 22

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,144,540                                       21,394             1,165,934
Alta Subordinated Debt Partners III, L.P.          390,197                                        7,294               397,491
Alta-Comm S by S, LLC                               26,052                                          486                26,538
BancBoston Ventures, Inc.                          164,840                                    1,435,287             1,600,127
American High-Income Trust                                                153,990               119,230               273,220
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                59,617               136,618
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,192,912                                       22,297             1,215,209
CEA Capital Partners USA, CI, L.P.                 367,878                                        6,877               374,755
TCW Shared Opportunity Fund II, L.P.                                       77,956               407,622               485,578
Continental Casualty Company                                              219,435               654,875               874,310
The Lincoln National Life Insurance Company                               115,489                89,419               204,908
Post Total Return Fund, L.P.                                               11,556                 8,947                20,503
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    779,780                233,868                21,716             1,035,364
Peregrine Holdings, Inc.                                                                        730,816               730,816
Michael V. Roberts                                                                              488,168               488,168
Steven C. Roberts                                                                               488,168               488,168


                                SCHEDULE 1 - 23

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $20.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             126,309               126,309
1994 Embrescia Family Trust F/B/O                                                                68,166                68,166
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,166                68,166
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                68,166                68,166
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     50,122                50,122
Larry S. Blum Living Trust                                                                       20,049                20,049
Jamie Kellner                                                                                   639,024               639,024
Doug Gealy                                                                                      463,657               463,657
Thomas D. Allen                                                                                 460,941               460,941
ACME Capital Partners                                                                           206,227               206,227
The Canyon Value Realization Fund                                          25,989                20,118                46,107
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,705                15,359
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,066,199                923,938             6,759,863            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 24

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,136,874                                       21,297             1,158,171
Alta Subordinated Debt Partners III, L.P.          387,584                                        7,261               394,845
Alta-Comm S by S, LLC                               25,878                                          484                26,362
BancBoston Ventures, Inc.                          163,729                                    1,425,570             1,589,299
American High-Income Trust                                                153,990               118,431               272,421
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                59,218               136,219
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,184,922                                       22,196             1,207,118
CEA Capital Partners USA, CI, L.P.                 365,414                                        6,846               372,260
TCW Shared Opportunity Fund II, L.P.                                       77,956               404,908               482,864
Continental Casualty Company                                              219,435               650,487               869,922
The Lincoln National Life Insurance Company                               115,489                88,820               204,309
Post Total Return Fund, L.P.                                               11,556                 8,887                20,443
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    774,643                233,868                21,621             1,030,132
Peregrine Holdings, Inc.                                                                        725,796               725,796
Michael V. Roberts                                                                              484,986               484,986
Steven C. Roberts                                                                               484,986               484,986


                                SCHEDULE 1 - 25

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             125,517               125,517
1994 Embrescia Family Trust F/B/O                                                                67,739                67,739
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                67,739                67,739
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                67,739                67,739
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,808                49,808
Larry S. Blum Living Trust                                                                       19,923                19,923
Jamie Kellner                                                                                   663,461               663,461
Doug Gealy                                                                                      482,033               482,033
Thomas D. Allen                                                                                 479,326               479,326
ACME Capital Partners                                                                           205,295               205,295
The Canyon Value Realization Fund                                          25,989                19,983                45,972
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,661                15,315
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,039,044                923,938             6,787,018            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 26

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,128,359                                       21,180             1,149,539
Alta Subordinated Debt Partners III, L.P.          384,681                                        7,220               391,901
Alta-Comm S by S, LLC                               25,684                                          482                26,166
BancBoston Ventures, Inc.                          162,496                                    1,414,799             1,577,295
American High-Income Trust                                                153,990               117,544               271,534
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                58,774               135,775
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,176,047                                       22,074             1,198,121
CEA Capital Partners USA, CI, L.P.                 362,677                                        6,808               369,485
TCW Shared Opportunity Fund II, L.P.                                       77,956               401,890               479,846
Continental Casualty Company                                              219,435               645,614               865,049
The Lincoln National Life Insurance Company                               115,489                88,154               203,643
Post Total Return Fund, L.P.                                               11,556                 8,821                20,377
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    768,918                233,868                21,505             1,024,291
Peregrine Holdings, Inc.                                                                        720,248               720,248
Michael V. Roberts                                                                              481,433               481,433
Steven C. Roberts                                                                               481,433               481,433


                                SCHEDULE 1 - 27

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $21.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             124,626               124,626
1994 Embrescia Family Trust F/B/O                                                                67,258                67,258
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                67,258                67,258
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                67,258                67,258
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,455                49,455
Larry S. Blum Living Trust                                                                       19,782                19,782
Jamie Kellner                                                                                   690,668               690,668
Doug Gealy                                                                                      502,503               502,503
Thomas D. Allen                                                                                 499,808               499,808
ACME Capital Partners                                                                           204,161               204,161
The Canyon Value Realization Fund                                          25,989                19,833                45,822
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,611                15,265
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            4,008,862                923,938             6,817,200            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 28

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,120,231                                       21,068             1,141,299
Alta Subordinated Debt Partners III, L.P.          381,910                                        7,182               389,092
Alta-Comm S by S, LLC                               25,499                                          479                25,978
BancBoston Ventures, Inc.                          161,320                                    1,404,519             1,565,839
American High-Income Trust                                                153,990               116,697               270,687
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                58,351               135,352
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,167,575                                       21,957             1,189,532
CEA Capital Partners USA, CI, L.P.                 360,064                                        6,772               366,836
TCW Shared Opportunity Fund II, L.P.                                       77,956               399,009               476,965
Continental Casualty Company                                              219,435               640,963               860,398
The Lincoln National Life Insurance Company                               115,489                87,519               203,008
Post Total Return Fund, L.P.                                               11,556                 8,757                20,313
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    763,453                233,868                21,394             1,018,715
Peregrine Holdings, Inc.                                                                        714,952               714,952
Michael V. Roberts                                                                              478,041               478,041
Steven C. Roberts                                                                               478,041               478,041


                                SCHEDULE 1 - 29

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             123,776               123,776
1994 Embrescia Family Trust F/B/O                                                                66,799                66,799
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                66,799                66,799
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                66,799                66,799
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     49,117                49,117
Larry S. Blum Living Trust                                                                       19,646                19,646
Jamie Kellner                                                                                   716,639               716,639
Doug Gealy                                                                                      522,043               522,043
Thomas D. Allen                                                                                 519,359               519,359
ACME Capital Partners                                                                           203,079               203,079
The Canyon Value Realization Fund                                          25,989                19,690                45,679
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,563                15,217
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,980,052                923,938             6,846,010            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 30

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,112,464                                       20,960             1,133,424
Alta Subordinated Debt Partners III, L.P.          379,262                                        7,145               386,407
Alta-Comm S by S, LLC                               25,322                                          477                25,799
BancBoston Ventures, Inc.                          160,196                                    1,394,694             1,554,890
American High-Income Trust                                                153,990               115,888               269,878
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                57,946               134,947
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,159,480                                       21,845             1,181,325
CEA Capital Partners USA, CI, L.P.                 357,568                                        6,737               364,305
TCW Shared Opportunity Fund II, L.P.                                       77,956               396,256               474,212
Continental Casualty Company                                              219,435               636,518               855,953
The Lincoln National Life Insurance Company                               115,489                86,912               202,401
Post Total Return Fund, L.P.                                               11,556                 8,697                20,253
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    758,232                233,868                21,287             1,013,387
Peregrine Holdings, Inc.                                                                        709,891               709,891
Michael V. Roberts                                                                              474,800               474,800
Steven C. Roberts                                                                               474,800               474,800


                                SCHEDULE 1 - 31

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $22.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             122,963               122,963
1994 Embrescia Family Trust F/B/O                                                                66,361                66,361
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                66,361                66,361
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                66,361                66,361
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,794                48,794
Larry S. Blum Living Trust                                                                       19,517                19,517
Jamie Kellner                                                                                   741,455               741,455
Doug Gealy                                                                                      540,716               540,716
Thomas D. Allen                                                                                 538,041               538,041
ACME Capital Partners                                                                           202,045               202,045
The Canyon Value Realization Fund                                          25,989                19,554                45,543
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,517                15,171
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,952,524                923,938             6,873,538            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 32

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,105,035                                       20,858             1,125,893
Alta Subordinated Debt Partners III, L.P.          376,729                                        7,111               383,840
Alta-Comm S by S, LLC                               25,153                                          474                25,627
BancBoston Ventures, Inc.                          159,120                                    1,385,298             1,544,418
American High-Income Trust                                                153,990               115,114               269,104
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                57,559               134,560
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,151,737                                       21,738             1,173,475
CEA Capital Partners USA, CI, L.P.                 355,180                                        6,705               361,885
TCW Shared Opportunity Fund II, L.P.                                       77,956               393,622               471,578
Continental Casualty Company                                              219,435               632,266               851,701
The Lincoln National Life Insurance Company                               115,489                86,332               201,821
Post Total Return Fund, L.P.                                               11,556                 8,639                20,195
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    753,237                233,868                21,186             1,008,291
Peregrine Holdings, Inc.                                                                        705,050               705,050
Michael V. Roberts                                                                              471,700               471,700
Steven C. Roberts                                                                               471,700               471,700


                                SCHEDULE 1 - 33

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             122,185               122,185
1994 Embrescia Family Trust F/B/O                                                                65,941                65,941
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,941                65,941
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,941                65,941
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,486                48,486
Larry S. Blum Living Trust                                                                       19,394                19,394
Jamie Kellner                                                                                   765,191               765,191
Doug Gealy                                                                                      558,576               558,576
Thomas D. Allen                                                                                 555,911               555,911
ACME Capital Partners                                                                           201,056               201,056
The Canyon Value Realization Fund                                          25,989                19,423                45,412
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,474                15,128
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,926,191                923,938             6,899,871            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 34

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,097,922                                       20,760             1,118,682
Alta Subordinated Debt Partners III, L.P.          374,304                                        7,077               381,381
Alta-Comm S by S, LLC                               24,991                                          472                25,463
BancBoston Ventures, Inc.                          158,091                                    1,376,301             1,534,392
American High-Income Trust                                                153,990               114,373               268,363
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                57,189               134,190
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,144,323                                       21,636             1,165,959
CEA Capital Partners USA, CI, L.P.                 352,894                                        6,673               359,567
TCW Shared Opportunity Fund II, L.P.                                       77,956               391,101               469,057
Continental Casualty Company                                              219,435               628,195               847,630
The Lincoln National Life Insurance Company                               115,489                85,776               201,265
Post Total Return Fund, L.P.                                               11,556                 8,583                20,139
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    748,455                233,868                21,088             1,003,411
Peregrine Holdings, Inc.                                                                        700,415               700,415
Michael V. Roberts                                                                              468,731               468,731
Steven C. Roberts                                                                               468,731               468,731


                                SCHEDULE 1 - 35

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $23.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             121,441               121,441
1994 Embrescia Family Trust F/B/O                                                                65,539                65,539
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,539                65,539
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,539                65,539
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     48,191                48,191
Larry S. Blum Living Trust                                                                       19,276                19,276
Jamie Kellner                                                                                   787,918               787,918
Doug Gealy                                                                                      575,677               575,677
Thomas D. Allen                                                                                 573,022               573,022
ACME Capital Partners                                                                           200,109               200,109
The Canyon Value Realization Fund                                          25,989                19,298                45,287
(Cayman) Ltd.
(Canyon Partners)

The Value Realization Fund,                                                 8,654                 6,432                15,086
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,900,980                923,938             6,925,082            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 36

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,091,105                                       20,665             1,111,770
Alta Subordinated Debt Partners III, L.P.          371,980                                        7,045               379,025
Alta-Comm S by S, LLC                               24,836                                          470                25,306
BancBoston Ventures, Inc.                          157,104                                    1,367,678             1,524,782
American High-Income Trust                                                153,990               113,663               267,653
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                56,833               133,834
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,137,219                                       21,537             1,158,756
CEA Capital Partners USA, CI, L.P.                 350,703                                        6,643               357,346
TCW Shared Opportunity Fund II, L.P.                                       77,956               388,685               466,641
Continental Casualty Company                                              219,435               624,294               843,729
The Lincoln National Life Insurance Company                               115,489                85,243               200,732
Post Total Return Fund, L.P.                                               11,556                 8,530                20,086
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    743,872                233,868                20,995               998,735
Peregrine Holdings, Inc.                                                                        695,974               695,974
Michael V. Roberts                                                                              465,887               465,887
Steven C. Roberts                                                                               465,887               465,887


                                SCHEDULE 1 - 37

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             120,728               120,728
1994 Embrescia Family Trust F/B/O                                                                65,154                65,154
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,154                65,154
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                65,154                65,154
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,907                47,907
Larry S. Blum Living Trust                                                                       19,163                19,163
Jamie Kellner                                                                                   809,699               809,699
Doug Gealy                                                                                      592,065               592,065
Thomas D. Allen                                                                                 589,419               589,419
ACME Capital Partners                                                                           199,201               199,201
The Canyon Value Realization Fund                                          25,989                19,178                45,167
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,392                15,046
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,876,819                923,938             6,949,243            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 38

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,084,567                                       20,575             1,105,142
Alta Subordinated Debt Partners III, L.P.          369,751                                        7,014               376,765
Alta-Comm S by S, LLC                               24,687                                          468                25,155
BancBoston Ventures, Inc.                          156,158                                    1,359,408             1,515,566
American High-Income Trust                                                153,990               112,981               266,971
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                56,493               133,494
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,130,404                                       21,443             1,151,847
CEA Capital Partners USA, CI, L.P.                 348,601                                        6,614               355,215
TCW Shared Opportunity Fund II, L.P.                                       77,956               386,368               464,324
Continental Casualty Company                                              219,435               620,553               839,988
The Lincoln National Life Insurance Company                               115,489                84,732               200,221
Post Total Return Fund, L.P.                                               11,556                 8,478                20,034
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    739,476                233,868                20,905               994,249
Peregrine Holdings, Inc.                                                                        691,713               691,713
Michael V. Roberts                                                                              463,158               463,158
Steven C. Roberts                                                                               463,158               463,158


                                SCHEDULE 1 - 39

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $24.50)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             120,043               120,043
1994 Embrescia Family Trust F/B/O                                                                64,785                64,785
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                64,785                64,785
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                64,785                64,785
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,636                47,636
Larry S. Blum Living Trust                                                                       19,054                19,054
Jamie Kellner                                                                                   830,590               830,590
Doug Gealy                                                                                      607,784               607,784
Thomas D. Allen                                                                                 605,147               605,147
ACME Capital Partners                                                                           198,331               198,331
The Canyon Value Realization Fund                                          25,989                19,063                45,052
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,354                15,008
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,853,644                923,938             6,972,418            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 40

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $25.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Communications VI, L.P.                     1,078,290                                       20,488             1,098,778
Alta Subordinated Debt Partners III, L.P.          367,611                                        6,985               374,596
Alta-Comm S by S, LLC                               24,544                                          466                25,010
BancBoston Ventures, Inc.                          155,249                                    1,351,469             1,506,718
American High-Income Trust                                                153,990               112,327               266,317
(Capital Research & Management Co)
American Variable Insurance Series                                         77,001                56,166               133,167
- - High-Yield Bond
(Capital Research & Management Co)
CEA Capital Partners USA, L.P.                   1,123,862                                       21,353             1,145,215
CEA Capital Partners USA, CI, L.P.                 346,584                                        6,586               353,170
TCW Shared Opportunity Fund II, L.P.                                       77,956               384,142               462,098
Continental Casualty Company                                              219,435               616,960               836,395
The Lincoln National Life Insurance Company                               115,489                84,242               199,731
Post Total Return Fund, L.P.                                               11,556                 8,429                19,985
(Post Advisory Group, Inc.)
TCW Leveraged Income Trust L.P.                    735,256                233,868                20,819               989,943
Peregrine Holdings, Inc.                                                                        687,623               687,623
Michael V. Roberts                                                                              460,539               460,539
Steven C. Roberts                                                                               460,539               460,539


                                SCHEDULE 1 - 41

                                   SCHEDULE 1

        SHARE OWNERSHIP OF THE COMMON STOCK OF ACME COMMUNICATIONS, INC.

                      (AT AN IPO OFFERING PRICE OF $25.00)


- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                       COLUMN 1               COLUMN 2              COLUMN 3          TOTAL SHARES OF
- -----------                                       --------               --------              --------          ---------------

                                            (PER SECTION II A OF   (PER SECTION II B OF  (PER SECTION II C OF  COMPANY COMMON STOCK
                                             AGREEMENT AND PLAN   AGREEMENT AND PLAN OF   AGREEMENT AND PLAN   OWNED BY SHAREHOLDERS
                                             OF REORGANIZATION -  REORGANIZATION - I.E.   OF REORGANIZATION -
                                               I.E. HOLDERS OF        EXCHANGES WITH      REVERSE TRIANGULAR
                                              DEBENTURES IN TV    INTERMEDIATE MINORITY         MERGER)
                                                  HOLDINGS)        UNITHOLDERS AND WITH
                                                                   CONVERTIBLE SECURITY
                                                                   HOLDERS OF HOLDINGS
                                                                            IV)
- ------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Embrescia                                                                             119,387               119,387
1994 Embrescia Family Trust F/B/O                                                                64,431                64,431
Matthew Embrescia, Key Trust
Company of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                64,431                64,431
Megan Embrescia, Key Trust Company
of Ohio, N.A., Trustee
1994 Embrescia Family Trust F/B/O                                                                64,431                64,431
Amanda Embrescia, Key Trust Company
of Ohio, N.A., Trustee
Jonathan Pinch & Linda Pinch                                                                     47,375                47,375
Larry S. Blum Living Trust                                                                       18,950                18,950
Jamie Kellner                                                                                   850,645               850,645
Doug Gealy                                                                                      622,873               622,873
Thomas D. Allen                                                                                 620,245               620,245
ACME Capital Partners                                                                           197,495               197,495
The Canyon Value Realization Fund                                          25,989                18,953                44,942
(Cayman) Ltd.
(Canyon Partners)
The Value Realization Fund,                                                 8,654                 6,317                14,971
L.P. (Canyon Partners)
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            3,831,396                923,938             6,994,666            11,750,000
- ------------------------------------------------------------------------------------------------------------------------------------


                                SCHEDULE 1 - 42